                                                            Exhibit 10.1

Confidential Treatment Requested:
Confidential Portions of this document have been redacted and have been filed separately with the Commission

SETTLEMENT AND LICENSE AGREEMENT

This Settlement and License Agreement (“Agreement”), is made and entered into effective September 22, 2008, (the “Effective Date”) by and between:

Boston Scientific Corp. (“BSC”) and Target Therapeutics, Inc. (“TTI” and, collectively with BSC, “Boston Scientific”); and

Micrus Endovascular Corporation (“Micrus”);

Each of Boston Scientific and Micrus may be referred to herein individually as a “Party” or jointly as the “Parties.”

WHEREAS, the Parties to this Agreement are parties to Boston Scientific Corp. and Target Therapeutics, Inc. v. Micrus Corp., Civil Action No. C04-04072 (JW), pending in the United States District Court for the Northern District of California (hereinafter “the Litigation”);

WHEREAS, the Parties wish to enter into this binding and enforceable Agreement between them, to finally resolve and settle the Litigation and avoid potential future litigations relating to the BSC Licensed Patents and Micrus Licensed Patents (each as defined below) and Micrus’s antitrust and state law claims raised in the Litigation;

WHEREAS, Boston Scientific and Micrus deny any and all claims of liability relating in any way to the claims or counterclaims raised in the Litigation;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties on behalf of themselves and their Affiliates hereby enter into this Agreement under the following terms.

ARTICLE 1

DEFINITIONS

1.1 The following definitions shall apply for purposes of this Agreement:

A. “Affiliates” as used herein means any entity that is directly or indirectly controlled by a Party, is under common control with a Party, or is an entity that controls a Party but only for so long as such control exists.  For this purpose, “control” (including the terms “controlled by” and “under common control with”) means direct or indirect possession of the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting shares, by contract or otherwise.

B. “BSC Licensed Patents” means all patents and patents issuing from applications owned by Boston Scientific or its Affiliates, or which Boston Scientific or its Affiliates have any rights to sublicense, as of the Effective Date of this Agreement, that have one or more claims for which the point of novelty is [***]

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(the specifically enumerated patents being the “[***] Patents”), and any and all patents and patents issuing from applications claiming priority thereto or from which any of these patents claim priority directly or indirectly, such as divisions, continuations, and continuations-in-part, and reexaminations, reissues, renewals, extensions, supplementary protection certificates, and the like of such patents, and foreign equivalents thereof, and such patents whose term has been extended by statutory patent term adjustments or extensions in any jurisdiction.  Notwithstanding the foregoing, BSC Licensed Patents expressly excludes the [***]), and any and all patents and patents issuing from applications claiming priority thereto or from which any of these patents claim priority directly or indirectly, such as divisions, continuations, and continuations-in-part, and reexaminations, reissues, renewals, extensions, supplementary protection certificates, and the like of such patents, and foreign equivalents thereof, and such patents whose term has been extended by statutory patent term adjustments or extensions in any jurisdiction, except to the extent the [***] Patent, [***] patents, [***] Patents and any of the other foregoing patents claim priority to the [***] Patents.

The [***] Patents are licensed to TTI by The Regents of the University of California (“The Regents”) pursuant to a royalty-bearing license agreement, with the right to sublicense.

C. “Excluded Patents.”  Notwithstanding the foregoing, BSC Licensed Patents expressly exclude [***], and any and all patents and patents issuing from applications claiming priority thereto directly or indirectly, such as divisions, continuations, and continuations-in-part, and reexaminations, reissues, renewals, extensions, supplementary protection certificates, and the like of such patents, and foreign equivalents thereof, and such patents whose term has been extended by statutory patent term adjustments or extensions in any jurisdiction (the “Excluded Patents”).

D. “Micrus Licensed Patents” means all patents and patents issuing from applications owned by Micrus or its Affiliates, or which Micrus or its Affiliates have any rights to sublicense, as of the Effective Date of this Agreement, that have one or more claims for which the point of novelty is [***], including, but not limited to,

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[***], and any and all patents and patents issuing from applications claiming priority thereto or from which any of these patents claim priority directly or indirectly, such as divisions, continuations, and continuations-in-part, and reexaminations, reissues, renewals, extensions, supplementary protection certificates, and the like of such patents, and foreign equivalents thereof, and such patents whose term has been extended by statutory patent term adjustments or extensions in any jurisdiction.

1.2 The following additional definitions are provided herein:

A. “California Court” – Section 2.2

B. “Releasing Parties” – Section 3.1

C. “Claim(s)” – Section 3.1

D. “Micrus License” – Section 4.1

E. “BSC License” – Section 4.2

F. “Improvement” – Section 4.5

ARTICLE 2

DISMISSAL OF LITIGATION

2.1 Dismissal of the Litigation.  Boston Scientific and Micrus shall execute a stipulation for dismissal of the Litigation, using the form attached as Exhibit A, and Micrus shall file such jointly executed stipulation within ten (10) days of the Effective Date.

2.2 Continuing Jurisdiction.  The Parties hereby agree that the Honorable James Ware (if available) and the United States District Court for the Northern District of California, San Jose Division (the “California Court”) shall have personal and exclusive jurisdiction over them for the limited purpose of enforcing or interpreting any portion of this Agreement.  Said jurisdiction may be invoked by or against either Party by filing a request to re-open Case No. C04-04072 (JW), which request shall specifically identify the Agreement provision in question and the nature of the dispute or disagreement.  If for any reason Judge Ware is not available, then the Parties agree that the action should be assigned to another California Court judge.  The California Court’s continuing jurisdiction for purposes of enforcing this Agreement shall be noted in the stipulation and order for dismissal of the Litigation.

2.3 Defenses Preserved.  Nothing in this Agreement shall prejudice any defenses which either Party may assert in the event that the other Party hereafter alleges infringement of the BSC Licensed Patents or Micrus Licensed Patents, or raises any other claim or cause of action released under this Agreement, including, without limitation, Micrus’s antitrust and state law counterclaims raised in the Litigation.

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ARTICLE 3

MUTUAL RELEASES

3.1 Releases.  Each Party, on its own behalf and on behalf of its respective predecessors, successors, direct or indirect parent or subsidiary companies, Affiliates, agents, representatives, attorneys, controlling persons, heirs, and assigns (“The Releasing Parties”), waives and releases, acquits and forever discharges the other Party and each of its respective past or present predecessors, successors, direct or indirect parent or subsidiary companies, Affiliates, agents, distributors, customers, manufacturers (but only to the extent the manufacturers have made products for or on behalf of a Party and not on behalf of a third party), officers, directors, employees, representatives, attorneys, controlling persons, heirs, and assigns from any and all claims, counterclaims, and causes of action (collectively “Claims”) arising prior to the Effective Date to which the rights, licenses, releases, and covenants expressly granted under this Agreement would be a complete defense had the claim, counterclaim, or cause of action arisen on or after the Effective Date including, without limitation, all of the patent and non-patent claims, counterclaims, and causes of action alleged and pleaded by the Parties in the Litigation.  For clarification, the releases herein apply to, without limitation, all claims, counterclaims and causes of action raised in the Litigation.  Notwithstanding the foregoing, the releases herein do not apply to any acquirer of Micrus or its Affiliates or the Affiliates of such acquirer except in the case of commercialized products, products in clinical trial, or products for which regulatory approval has been applied for in the United States, in each case, made, sold or furnished by Micrus prior to the Effective Date.  The releases do not apply to claims, counter-claims, defenses, or causes of action for the infringement or alleged infringement of any claims of the [***]  Patents, the Excluded Patents, and the patents expressly excluded from the BSC Licensed Patents, including without limitation the [***] Patent and [***] patents.

3.2 Section 1542 of the Civil Code of California.  The foregoing releases extend to Claims referenced in Section 3.1, which the Releasing Parties do not know or suspect to exist in their favor, which if known by them would have materially affected their decision to enter into this release.  Boston Scientific and Micrus represent and agree that they have been fully advised by their respective attorneys regarding the contents of Section 1542 of the Civil Code of California.  Section 1542 reads as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Releasing Parties expressly waive and relinquish all rights and benefits under the above Section 1542, and any similar law or common law principal of similar effect in any jurisdiction with respect to the Claims released herein.

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ARTICLE 4

LICENSES

4.1 Micrus License to BSC.  As of the Effective Date, and subject to the restrictions set forth herein, including Sections 4.5 and Article 5, Micrus grants to Boston Scientific and its Affiliates a non-exclusive, non-transferable (except as set forth in Sections 4.5 and 5.2), non-sublicensable, irrevocable, worldwide, paid-up, royalty free license or sublicense under the Micrus Licensed Patents, to make on its own behalf (and not on behalf of any third party), have made on its own behalf (and not on behalf of any third party), use, sell, have sold on its own behalf (and not on behalf of any third party), offer for sale, have offered for sale on its own behalf (and not on behalf of any third party), import and have imported on its own behalf (and not on behalf of any third party), coil and delivery wire products and apparatus, and to perform coiling methods, utilizing [***], in each case for the neurovascular field (“Micrus License”).

4.2 BSC License to Micrus.  As of the Effective Date, and subject to the restrictions set forth herein, including Sections 4.5 and Article 5, Boston Scientific grants to Micrus and its Affiliates a non-exclusive, non-transferable (except as set forth in Sections 4.5 and 5.1), non-sublicensable, irrevocable, worldwide, paid-up, royalty free license or sublicense under the BSC Licensed Patents, to make on its own behalf (and not on behalf of any third party), have made on its own behalf (and not on behalf of any third party), use, sell, have sold on its own behalf (and not on behalf of any third party), offer for sale, have offered for sale on its own behalf (and not on behalf of any third party), import and have imported on its own behalf (and not on behalf of any third party), coil and delivery wire products and apparatus, and to perform coiling methods, utilizing [***], in each case for the neurovascular field (“BSC License”).

4.3 Pass-Through Payment Obligations.  Notwithstanding the foregoing, if a Party, as licensor, has rights to certain patents, which fall within the scope of this Agreement as a BSC Licensed Patent or Micrus Licensed Patent, as the case may be, by virtue of a license granted to it by a third party, and the Party's right to sublicense such Licensed Patents is subject to a payment in any form to such third party, then:  (i) the Party shall notify the other Party in writing of such payment obligation and the Licensed Patents to which it applies; and (ii) the other Party shall have the option at its own election of declining the License to such Licensed Patents or accepting the License to such Licensed Patents together with responsibility for any payment owed to the third party for such License.  Acceptance of any such License may be subject to approval of the third party in accordance with the terms of the license from the third party and/or execution of a mutually acceptable agreement between the other Party and the third party.  Boston Scientific and Micrus each warrants and represents to the other that, as of the Effective Date, with respect to the Micrus products and methods identified by Boston Scientific as infringing in the Litigation or the Boston Scientific products and methods identified by Micrus as infringing in the Litigation, as the case may be, none of the respective BSC Licensed Patents

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or Micrus Licensed Patents is subject to pass-through payment obligations subject to the terms herein with the sole exception of the [***] Patents.  Neither Party may, after the Effective Date, convert a Micrus Licensed Patent or a BSC Licensed Patent that is not presently subject to a pass-through payment obligation to a pass-through payment obligation.

4.4 No Implied License.  Except as expressly set forth in this Agreement, no other rights or licenses are granted to the Licensed Patents and all right, title and interest in the Licensed Patents are reserved by the applicable Party.  Nothing in this Agreement shall be construed as conferring by implication, estoppel, or otherwise any license or other right under any patent or intellectual property of Micrus or Boston Scientific, except as expressly granted herein.  Nothing in this Agreement shall be construed as a warranty or representation that any acts licensed or immunized hereunder will be free from infringement of the intellectual property of a Party or third party, other than to the extent of the licenses, covenants, and releases that have been expressly granted herein.

4.5 Licenses Are Personal.  The BSC License and Micrus License are personal and may only be transferred with the sale of all or substantially all of the assets and respective business or division of a Party as provided in this Section 4.5 and Article 5.  Notwithstanding the foregoing, if during the term of the Agreement, a third party acquires either Party or the assets and relevant business unit of either Party, or if either Party or relevant assets and business unit is merged into a third party, the existing products or services and any future derivative products or services of the third party, even if of the same kind or similar to those of the acquired Party licensed under this Agreement between Boston Scientific and Micrus, shall not be licensed under the terms of this Agreement between Boston Scientific and Micrus.  The BSC License and Micrus License herein may be transferred to such acquiring third party only with respect to (i) commercialized products; (ii) products in clinical trial; and (iii) products for which regulatory approval has been applied for in the United States, in each case, made, sold or furnished by the acquired or transferring Party and its Affiliates prior to the acquisition or merger, and future Improvements of those products, all of which shall continue to benefit from the licenses granted pursuant to the BSC or Micrus Licenses (as the case may be).  For purposes of this Agreement, an Improvement is a product that does not contain a feature that meets a claim limitation of a BSC Licensed Patent or Micrus Licensed Patent (as the case may be) that was not met by that Party’s predecessor product  For clarification, an Improvement shall not extend to [***].

ASSIGNMENT OF AGREEMENT

4.5 Assignment and Transfer by Micrus.  Micrus may not assign or otherwise transfer (by operation of law or otherwise) this Agreement, or the rights, licenses and obligations contained herein, in whole or in part without the prior written consent of Boston Scientific, except that, subject to the restrictions in Section 4.5, Micrus may assign this Agreement without the written consent of Boston Scientific to a corporation or other business entity succeeding to all or substantially all the assets and business of Micrus to which this Agreement relates, by merger or purchase, provided that such corporation or other business entity shall expressly assume in writing (a copy of which shall be delivered to BSC) all of the terms and conditions of this Agreement including the limitation on licenses and covenants to acquiring or merging third

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parties as set forth in Sections 4.2 and 4.5.  A change of control transaction will constitute an assignment for purposes of this section.

4.6 Assignment and Transfer by Boston Scientific.  Boston Scientific may not assign or otherwise transfer (by operation of law or otherwise) this Agreement, or the rights, licenses and obligations contained therein, in whole or in part without the prior written consent of Micrus, except that, subject to the restrictions in Section 4.5, Boston Scientific may assign this Agreement without the written consent of Micrus to a corporation or other business entity succeeding to all or substantially all the assets and business of Boston Scientific to which this Agreement relates including, without limitation, the Boston Scientific Neurovascular Division, by merger or purchase, provided that such corporation or other business entity shall expressly assume in writing (a copy of which shall be delivered to Micrus) all of the terms and conditions of this Agreement including the limitation on licenses and covenants to acquiring or merging third parties as set forth in Sections 4.1 and 4.5.  A change of control transaction will constitute an assignment for purposes of this restriction.

ARTICLE 5

TERM

5.1 Term.  The term of this Agreement and the licenses herein will commence on the Effective Date and expire on the date on which the last of the BSC Licensed Patents or Micrus Licensed Patents expires.

ARTICLE 6

COVENANTS NOT TO SUE

6.1 Boston Scientific Covenants Not To Sue.

A. Covenant Not To Sue Micrus.  Boston Scientific covenants not to sue Micrus and its Affiliates (in this Section 7.1(A), Affiliates expressly excludes any acquirer of Micrus or its Affiliates or the Affiliates of such acquirer) for alleged infringement of the [***] Patent, [***] Patents or the Excluded Patents (as defined above in Section 1.1(B)) based on Micrus’s and its Affiliates’ making, using, selling, offering for sale, importing or exporting medical devices or methods, on its own behalf (and not on behalf of any third party), that are [***], that are substantially equivalent in design and function to the design and functionality of Micrus’s accused products in the Litigation (including all Micrus products identified by Boston Scientific as infringing in its pleadings, disclosures or otherwise in discovery in the Litigation).  For clarification, this covenant not to sue with respect to the [***] Patents shall not extend to [***].

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B. Covenant Not To Sue Acquirer.  BSC further covenants not to sue any acquirer of Micrus or its Affiliates or the Affiliates of such acquirer for alleged infringement of the [***] Patent, [***] Patents or Excluded Patents based on the manufacture, use, sale, offer for sale, import, or export of medical devices, on its own behalf or its Affiliates’ behalf (and not on behalf of any third party), that are: (i) [***]; (ii) commercialized products, products in clinical trial, or products for which regulatory approval has been applied for in the United States, in each case, made, sold or furnished by Micrus and its Affiliates prior to the acquisition or merger, and future Improvements of those products; and (iii) substantially equivalent in design and function to the design and functionality of Micrus’s accused products in the Litigation (including all Micrus products identified by Boston Scientific as infringing in its pleadings, disclosures or otherwise in discovery in the Litigation).  For clarification, this covenant not to sue shall extend only to products meeting all three criteria listed above.  For clarification, this covenant not to sue with respect to the [***] Patents shall not extend to [***].

6.2 Mutual Covenants Not to Sue.  Each Party covenants not to sue the other Party or any of its Affiliates for any claim that such other Party’s or any of its Affiliates’ manufacture, use, sale, offer for sale, lease, importation, distribution or other transfer of its or its Affiliates’ licensed products and methods (as identified and defined in Sections 4.1 and 4.2) constitutes contributory infringement or inducement of infringement of any BSC Licensed Patent or Micrus Licensed Patent.  This covenant not to sue contained in this Section 7.2 does not apply to any acquirer of a Party or its Affiliates or the Affiliates of such acquirer except with respect to (i) commercialized products; (ii) products in clinical trial; and (iii) products for which regulatory approval has been applied for in the United States, in each case, made, sold or furnished by a Party prior to the acquisition or merger, and future Improvements of those products.

6.3 Combinations of Acquired Items.  End-users (including hospitals, physicians and their staff) and distributors for a Party (but expressly excluding other medical device manufacturers) who obtain, directly or indirectly, a licensed product (such licensed products set forth in Article 4) or a product subject to a covenant not to sue (granted in Sections 7.1 or 7.2) from either Party or any of its Affiliates (“Acquired Item”) shall be immune from suit, under any claim of a patent for which a license, release, or covenant is granted under this Agreement covering the combination of an Acquired Item with another Acquired Item or with one or more other items, for making, using, selling, offering for sale, importing, distributing, or otherwise transferring a combination of one or more Acquired Items with another Acquired Item or with one or more other items, but only to the extent that:  (i) the use, sale, offering for sale, importing, distributing or other transfer of such one or more Acquired Items by a Party or its Affiliate would absent this Agreement, constitute direct infringement, contributory infringement or inducement of infringement of such claim, and (ii) such claim would not be infringed by such other items separate and apart from the combination with the Acquired Items.  The determination of infringement in (i) above shall assume the existence of any necessary knowledge or intent required to constitute infringement.

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6.4 If a Party assigns to a third party, or transfers to a third party any right, title, or interest in, any patents subject to any of the covenants in this Article 7, then the assigning party shall require that such third party is subject to the terms set forth in this Article 7 as applicable to such transferred or assigned patent, right, title, or interest.

ARTICLE 7

FINAL APPROVAL AND RELEASE BY THE REGENTS;

PAYMENTS TO THE REGENTS

7.1 Final Approval And Release by The Regents.  The Parties understand and agree that this Agreement was conditioned on, and subject to, the written release of Boston Scientific and Micrus by The Regents of any royalty obligations relating to the BSC License and payment by Micrus to The Regents of $1,650,000.

ARTICLE 8

CONFIDENTIALITY

8.1 Confidentiality.  Neither this Agreement, nor its substance, nor the fact or substance of discussions that have taken place between the Parties may be disclosed publicly or privately to a third party (other than The Regents) without the written consent of both Parties, except that each Party may:  (i) inform Affiliates, advisors, counsel, and employees with a need to know as such Party reasonably deems necessary; or (ii) make appropriate disclosures as may be required by a court of law; or (iii) make appropriate disclosures if necessary in connection with tax audits or for a party to fulfill its corporate financial reporting obligations under GAAP; or (iv) make appropriate disclosures if necessary for a Party to comply with disclosure obligations of applicable securities law.

ARTICLE 9

MISCELLANEOUS

9.1 Costs, Expenses, and Attorneys’ Fees.  Each Party shall bear its own costs, expenses, and attorneys’ fees incurred in connection with the Litigation and this Agreement.

9.2 Mediation for Future Disputes.  The Parties agree that in the event a bona fide dispute between them arises under this Agreement, (a) the CEO (in the case of Micrus) or the President of Boston Scientific Neurovascular Division (in the case of BSC), as the case may be, of the Party asserting a claim or demand (“Complainant”) will notify in writing the CEO (in the case of Micrus) or the President of Boston Scientific Neurovascular Division (in the case of BSC), as the case may be, of the other Party (“Respondent”) regarding the nature of' the dispute (“the Demand”), (b) within 10 business days of the date of the Respondent receives the Demand, the CEO of Micrus and the President of Boston Scientific Neurovascular Division will discuss the Demand and any claim or demand of the Respondent as well, (c) if the discussion does not resolve the demands or disputes raised by the Party in the Demand(s), the Parties agree to identify and meet with a third party neutral to further attempt to resolve, by non-binding mediation, the Demand(s) within 60 days of service of the first Demand served (“Dispute Resolution Period”).  If the Parties are unable to agree on a third party neutral, each Party will select its own mediator, which two mediators together shall select the third party neutral who will mediate the demands or disputes raised by the Parties in the Demand(s).  All claims and defenses of the Parties shall be preserved during the Dispute Resolution Period. If the non-binding mediation does not resolve the Demand(s), then the Complainant may file a suit against the Respondent in an appropriate venue as per the terms of this Agreement, and Respondent shall not, for a period of 30 days after completion of the mediation, seek to file or file any action for declaratory relief or other action relating to the Complainant's Demand.

9.3 Representations and Warranties of Each Party.  Each Party, as licensor, warrants that:  (i) it is a corporation, company or entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation; (ii) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (iii) it has the right to grant the applicable licenses or sublicenses and releases hereunder; (iv) neither it, nor any of its Affiliates, will enter into any other agreement or understanding in conflict with the provisions contained in this Agreement; and (v) it will not participate in the creation or acquisition of an Affiliate where a primary purpose of such creation or acquisition is to extend the benefits of this Agreement to a third party and agrees that any such attempt to extend such benefits shall not extend the rights, licenses, releases, and covenants granted under this Agreement to such third party.

Each Party, as licensor, does not:

(a)	make any other warranties;

(b)	assume any liability relating to infringement or product liability claims;

(c)	warrant that the applicable BSC License or Micrus License is sufficient to make, use, sell, offer for sale or import applicable licensed products;

(d)	make any warranties or admissions as to the validity and enforceability of the applicable BSC Licensed Patents and Micrus Licensed Patents.

9.4 Warranty of Legal Representation.  Each Party represents and warrants to the other Party that it has been represented by legal counsel in connection with this Agreement and all exhibits hereto, and acknowledges that legal counsel has participated in the drafting hereof.  In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

9.5 Disclaimer.  OTHER THAN THE REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN, NO PARTY MAKES ANY REPRESENTATION OR WARRANTY

OF ANY KIND AND DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR RELATING IN ANY WAY TO PATENTABILITY, VALIDITY, ENFORCEABILITY, OR INFRINGEMENT.

9.6 No Assignment.  Each Party represents that it has not assigned, transferred, or purported to assign or transfer any Claim that is the subject matter of this Agreement.

9.7 Limitation of License.  Nothing contained in this Agreement shall be construed as conferring any rights by implication, estoppel or otherwise, under:  (a) any non patent intellectual property right; or (b) any patents or patent applications, other than the BSC Licensed Patents, Excluded Patents, and Micrus Licensed Patents.  Neither Party is required hereunder to furnish or disclose to the other any technical or other information including copies of the Licensed Patents.

9.8 Enforcement.  Neither Party, nor any of its Affiliates, shall have any obligation hereunder to institute any action or suit against third parties for infringement of any of its Licensed Patents or to defend any action or suit brought by a third party which challenges or concerns the validity and enforceability of any of its Licensed Patents.  Neither Party, nor any of its Affiliates, shall have any right to institute any action or suit against third parties for infringement of any of the Licensed Patents of the other Party or any of its Affiliates.

9.9 Waiver.  No failure or delay on the part of either Party to exercise any right or remedy under this Agreement shall be construed or operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy.

9.10 Third-Party Beneficiaries.  This Agreement is solely for the benefit of, and may be only enforced by Boston Scientific and/or Micrus, except in the case where this Agreement is properly transferred in accordance with Section 4.5 and Article 5.  This Agreement does not (whether expressly, by implication, or otherwise) create or confer any rights on any other entity or person to bring claims or seek remedies under this Agreement.

9.11 Severability.  In the event that any provision of this Agreement is found to be prohibited by law and invalid, or for any other reason such provision is held unenforceable, in whole or in part, it shall be considered severable and shall be ineffective only to the extent of such prohibition, invalidity or unenforceability without invalidating or having any other adverse effect upon any other provision of the Agreement.

9.12 Entire Agreement.  This Agreement sets out the entire agreement and understanding between the Parties relating to its subject matter and supersedes all prior oral or written representations, agreements, arrangements or understandings between them relating to such subject matter, including the Non-Binding Term Sheet for Patent Cross License Agreement dated August 6, 2008.

9.13 Governing Law.  This Agreement shall be governed by and interpreted under the laws of the State of California, without regard to conflict of laws.

9.14 Headings.  The headings appearing herein have been inserted solely for the convenience of the Parties hereto and shall not affect the construction, meaning or interpretation of this Agreement or any of its terms and conditions.

9.15 Amendments.  No amendment, change, modification or alteration of the terms and conditions of this Agreement or any appendix hereto shall be binding upon any Party unless in writing and signed by that Party.

9.16 Limitation of Liability.  EXCEPT FOR A BREACH OF SECTION 9.1 ABOVE, IN ANY ACTION AT LAW OR EQUITY ARISING OUT OF OR RELATED TO THIS AGREEMENT, NEITHER PARTY, NOR ANY OF ITS AFFILIATES, SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF SUCH PARTY OR SUBSIDIARY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.17 Prosecution and Maintenance of Patents.  Each Party, as licensor, and its Affiliates shall, at its own expense, control and be solely responsible for the prosecution and maintenance of its Licensed Patents.  Nothing in this Agreement implies an obligation on either Party or any of its Affiliates to apply for, prosecute or maintain any patent or patent right.

9.18 No Joint Venture.  Nothing herein shall be deemed to constitute the Parties. or their Affiliates, as joint venturers, partners or agents of each other.  Neither Party or its Affiliates shall be liable for any debts, accounts, obligations or other liabilities of the other party or its Affiliates.  Neither party or its Affiliates is authorized to incur any debts or other obligations of any kind on the part of or as agent for the other, except as may be specifically authorized in writing.

9.19 Notices.  Any notice required or permitted to be given or made under this Agreement by any Party shall be in writing, sent to such other Party at its address and fax number indicated below, or to such other address as the addressee shall have last furnished in writing to the addresser, and shall be effective upon receipt by the addressee.

If to Boston Scientific:

Boston Scientific Corp.
Attn:  General Counsel
One Boston Scientific Place
Natick, MA 01760-1537

If to Micrus:

Micrus Endovascular Corporation
Attn:  CEO
821 Fox Lane
San Jose, CA  95131

9.20 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.  A facsimile signature shall have the same force and effect as an original signature.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth below.

MICRUS ENDOVASCULAR CORPORATION

Dated: September 22, 2008	By:	/s/ Gordon Sangster
Gordon Sangster Chief Financial Officer

BOSTON SCIENTIFIC CORPORATION, AND TARGET THERAPEUTICS, INC.

Dated: September 22, 2008	By:	/s/ Peter Gafner
Peter Gafner, Esq.
Vice President, Cardiovascular Litigation

EXHIBIT A

[SEE SIGNATURE PAGE FOR ATTORNEY NAMES]
UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA SAN JOSE DIVISION
BOSTON SCIENTIFIC CORP. and TARGET THERAPEUTICS, INC., Plaintiff and Counterdefendant, v. MICRUS CORPORATION, Defendant and Counterclaimant.	Case No. C 04- 04072 (JW) STIPULATION OF DISMISSAL WITH PREJUDICE BETWEEN BOSTON SCIENTIFIC AND MICRUS AND [PROPOSED] ORDER

Pursuant to Fed. R. Civ. P. 41(a)(1)(ii) and 41(c), the plaintiffs, Boston Scientific Corp. and Target Therapeutics, Inc., and defendant Micrus Corporation, hereby move for an order dismissing the above-entitled action, including all claims and counterclaims, in its entirety, with prejudice, with each party to bear its own costs, expenses and attorneys fees.  The parties respectfully request that the Court retain jurisdiction to enforce the terms of their settlement agreement under the authority of Kokkonen v. Guardian Life Insurance Company of America, 511 U.S. 375, 381-82 (1994).  The parties waive all right to appeal from this Stipulation and dismissal.

IT IS SO STIPULATED.

Consent to the entry of the foregoing dismissal and attached [Proposed] Order is hereby acknowledged.

Pursuant to General Order 45, § X(B), counsel for Micrus attests under penalty of perjury that counsel for Boston Scientific concurs in the filing of this stipulation.

Dated:  September ____, 2008

BOSTON SCIENTIFIC CORP. and                                                                         MICRUS CORPORATION
TARGET THERAPEUTICS, INC.

By: /s/ Heather P. Sobel                                                                           By: /s/ Douglas E. Lumish

FOLGER LEVIN & KAHN LLP                                                                               WEIL, GOTSHAL & MANGES LLP
Michael F. Kelleher (Bar No. 165493)                                                                     Douglas E. Lumish (Bar No. 183863)
Embarcadero Center West                                                                                       Rip J. Finst (Bar No. 234478)
275 Battery Street, 23rd Floor                                                                                  Silicon Valley Office
San Francisco, CA 94111                                                                                         Redwood Shores Parkway
Telephone: 415-986-2800                                                                                          Redwood Shores, CA 94065
Fax: 415-986-2827                                                                                                      Telephone: 650-802-3000
Fax: 650-802-3100
Attorneys for Defendant and
Counterclaimant

GOODWIN PROCTER LLP
J. Anthony Downs (Pro Hac Vice)
Roland H. Schwillinski (Pro Hac Vice)
Michael G. Strapp (Pro Hac Vice)
Heather P. Sobel (Pro Hac Vice)
Exchange Place
Boston, MA 02109-2881
Telephone: 617-570-1000
Fax: 617-570-1231
Attorneys for Plaintiff and
Counterdefendant

[PROPOSED] ORDER

Pursuant to stipulation, IT IS HEREBY ORDERED:

This case is dismissed with prejudice.  Each party shall bear its own attorneys’ fees and costs.

Dated: September ____, 2008
Hon. James Ware United States District Judge